Supplement dated June 23, 2026 to the

currently effective Prospectus and Statement of Additional Information.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Short AAOI Daily ETF
Tradr 2X Short ORCL Daily ETF
Tradr 2X Short OWL Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.